                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report:  June 5, 1998
                       (Date of earliest event reported)


                       Armstrong World Industries, Inc.
            (Exact name of registrant as specified in its charter)


  Pennsylvania                     1-2116                 23-0366390
(State or other                 (Commission             (IRS Employer
jurisdiction of                 File Number)          Identification No.)
incorporation)



   313 West Liberty Street, P.O. Box 3001, Lancaster, Pennsylvania     17604
 (Address of principal executive offices)                           (ZIP Code)



      Registrant's telephone number, including area code:  (717) 397-0611


                               Page 1 of 4 Pages
                        Exhibit Index Located at Page 4
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Item 5.  Other Events
         ------------

         The Press Release attached hereto as Exhibit 99.1 is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Financial statements of business acquired

            (Not applicable)

         (b)  Pro forma financial information

            (Not applicable)

         (c)  Exhibits

          99.1 Press Release, dated June 5, 1998, with respect to the tender offer for DLW Aktiengesellschaft.


                               Page 2 of 4 Pages
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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              ARMSTRONG WORLD INDUSTRIES, INC.
                                    (Registrant)



Dated:  June 5, 1998         By:  /s/  Deborah K. Owen
                                 ----------------------
                                Deborah K. Owen
                                Senior Vice President, Secretary and
                                  General Counsel




                               Page 3 of 4 Pages

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                                 EXHIBIT INDEX
                                 -------------


The following Exhibits are filed herewith:


Exhibit                                            Page No.
Number   Description                               Herein
-------  ----------------------------------------  --------

99.1     Press Release, dated June 5, 1998, with
         respect to the tender offer for DLW
         Akiengesellschaft.


                               Page 4 of 4 Pages